GREAT-WEST FUNDS, INC.
GREAT-WEST ARIEL MID CAP VALUE FUND
Schedule of Investments
As of March 31, 2022 (Unaudited)
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.35%
137,315	Axalta Coating Systems Ltd(a)	$ 3,375,203
Communications — 4.35%
90,521	Interpublic Group of Cos Inc	3,208,969
35,821	Omnicom Group Inc	3,040,487
		6,249,456
Consumer, Cyclical — 22.64%
94,628	BorgWarner Inc	3,681,029
29,938	CarMax Inc(a)	2,888,418
79,189	Gentex Corp	2,309,943
77,544	Madison Square Garden Entertainment Corp(a)	6,460,191
13,028	Madison Square Garden Sports Corp(a)	2,336,702
206,196	Manchester United PLC Class A	2,983,656
267,833	Mattel Inc(a)	5,948,571
5,496	Vail Resorts Inc	1,430,444
100,952	Walgreens Boots Alliance Inc	4,519,621
		32,558,575
Consumer, Non-Cyclical — 16.31%
106,708	ADT Inc	809,914
57,579	Cardinal Health Inc	3,264,729
6,297	Charles River Laboratories International Inc(a)	1,788,159
60,924	Envista Holdings Corp(a)	2,967,608
18,006	J M Smucker Co	2,438,192
16,713	Laboratory Corp of America Holdings(a)	4,406,550
50,134	Molson Coors Beverage Co Class B	2,676,153
80,375	Nielsen Holdings PLC	2,189,415
22,769	Zimmer Biomet Holdings Inc	2,912,155
		23,452,875
Energy — 2.87%
109,471	Core Laboratories NV	3,462,568
Shares		Fair Value
Energy — (continued)
33,572	NOV Inc	$ 658,347
		4,120,915
Financial — 30.60%
84,379	Aflac Inc	5,433,164
63,029	BOK Financial Corp	5,921,574
30,956	CBRE Group Inc Class A(a)	2,833,093
55,094	Charles Schwab Corp	4,644,975
48,329	First American Financial Corp	3,132,686
15,053	Goldman Sachs Group Inc	4,968,995
8,050	Houlihan Lokey Inc	706,790
58,142	KKR & Co Inc	3,399,563
116,383	Lazard Ltd Class A	4,015,213
53,237	Northern Trust Corp	6,199,449
24,029	Progressive Corp	2,739,066
		43,994,568
Industrial — 15.93%
133,118	Kennametal Inc	3,808,506
10,794	Keysight Technologies Inc(a)	1,705,128
116,621	Knowles Corp(a)	2,510,850
8,597	Littelfuse Inc	2,144,178
88,545	nVent Electric PLC	3,079,595
12,090	Snap-on Inc	2,484,253
26,310	Stanley Black & Decker Inc	3,677,875
59,277	Stericycle Inc(a)	3,492,601
		22,902,986
TOTAL COMMON STOCK — 95.05% (Cost $136,946,061)		$136,654,578
TOTAL INVESTMENTS — 95.05% (Cost $136,946,061)		$136,654,578
OTHER ASSETS & LIABILITIES, NET — 4.95%		$7,115,452
TOTAL NET ASSETS — 100.00%		$143,770,030

(a)	Non-income producing security.
See Notes to Schedule of Investments.

March 31, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST ARIEL MID CAP VALUE FUND
Notes to Schedule of Investments (Unaudited)

Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

March 31, 2022

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of March 31, 2022, 100% of the Fund’s investments are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.

March 31, 2022